SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 30, 2003

(Date of earliest event reported)

F&M BANK CORP.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

Drawer 1111 Timberville, Virginia (Address of Principal Executive Offices)	22853 (Zip Code)

Registrant’s telephone number, including area code:

(540) 896-8941

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99

Press Release issued by the Registrant dated July 30, 2003.

Item 12.

Results of Operations and Financial Condition.

On July 30, 2003, the Registrant issued a press release reporting its financial results for the period ended June 30, 2003.  A copy of this press release is being furnished as Exhibit 99 and is incorporated by reference into Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&M BANK CORP.

        (Registrant)

Date:  August 6, 2003

By:

/s/ Julian D. Fisher

Julian D. Fisher

President and Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99

Press release issued by the Registrant on July 30, 2003.